UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22282

Cook & Bynum Funds Trust

(Exact name of Registrant as Specified in Charter)

820 Shades Creek Parkway, Suite 2450

Birmingham, AL 35209

(Address of Principal Executive Office)

205-994-2815

(Registrant’s Telephone Number, including Area Code)

Mr. J. Dowe Bynum

820 Shades Creek Parkway, Suite 2450

Birmingham, AL 35209

(Name and Address of Agent for Service)

With copies to:

David J. Baum, Esq.

Alston & Bird LLP

950 F Street, N.W.

Washington, DC 20004

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – September 30, 2011

Item 1. Reports to Stockholders.

The Cook & Bynum Fund	Performance Table
September 30, 2011 (Unaudited)

The following table summarizes the performance after expenses of The Cook & Bynum Fund compared to that of the Standard & Poor’s 500 Index†, both with dividends reinvested, for the year ended September 30, 2011:

	The Cook & Bynum Fund	S&P 500 Index Plus Dividends	Difference
Six Months	0.93%	-13.78%	14.71%
One Year	10.49%	1.14%	9.35%
Cumulative Since Inception*	33.29%	28.24%	5.05%
Annualized Since Inception*	13.63%	11.69%	1.94%

*	Inception date was July 1, 2009.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

As of the Prospectus dated January 28, 2011, the gross annual expense ratio for The Cook & Bynum Fund was 3.38% and the net annual expense ratio was 1.91%. At September 30, 2011, the Fund’s gross annual expense ratio was 2.53% and the net annual expense ratio was 1.88%. Cook & Bynum Capital Management, LLC, the Fund’s adviser (the “Adviser”), has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent that total fund operating expenses exceed 1.88%. This agreement is in effect through February 1, 2012 and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund, except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, acquired fund fees and expenses. The Adviser may be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below an annual rate of 1.88%.

†The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

Annual Report | September 30, 2011	1

Shareholder Letter	The Cook & Bynum Fund
September 30, 2011 (Unaudited)

Dear Partners:

For the six month period ended September 30, 2011, The Cook & Bynum Fund (the “Fund”) gained 0.93% net of all costs. The S&P 500 plus Dividends (“S&P”) lost 13.78% over the same period. For the year ended September 30, 2011, the Fund gained 10.49% compared to a gain of 1.14% for the S&P. Since inception on July 1, 2009 through September 30, the average annual return for the Fund is 13.63% compared to 11.69% for the S&P.

Past performance is not indicative of future results and current performance may be lower or higher  than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end  performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Portfolio Update

Our recent outperformance is some combination of both chance and the markets beginning to see the world more like we do. While the portfolio has performed relatively well, we believe the global economy faces a series of major challenges over the next six to eight years:

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The most acute problem is the well-chronicled sovereign debt crisis in Europe. We have been expecting the dissolution of the Euro since its inception due primarily to one ultimately fatal flaw. The Euro is not really a common currency but rather is a fixed exchange rate system among several currencies (deutschemark, franc, lira, etc.) representing countries that have distinct economies, national identities, and political leaderships. If economic history has demonstrated anything, it is that fixed exchange systems eventually fail because they do not allow currency levels to adjust to the necessary equilibrium levels as underlying economic conditions vary from country to country. When the gap between the equilibrium level (intrinsic value) and the artificial pegged value gets too big, it becomes unbearably expensive to maintain the peg. We were reminded of this certainty in May when we were driving through Bretton Woods, NH1. Having said that, we are not necessarily predicting the failure of the Euro in the short-run. It could weather this storm and survive another decade or more, but we believe it will fail at some point.

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The United States and Japan face large government and private sector debt problems that will have to be resolved. The U.S. has benefitted mightily from having the world’s reserve currency, while the Japanese have faced little pressure to reform since most of their sovereign debt is held within the country’s borders. But these debt-to-GDP ratios and spending trajectories are ultimately unsustainable, and significant saving will be required.

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We see another potential headwind in the unwinding of the possible real estate bubble in China. Beijing and Communist Party leadership seem to be aware of this prospective problem, but bubbles are difficult to deflate slowly in a controlled manner, and disorderly deflations can cause socioeconomic issues and general unrest. Twice in the

[1] The Bretton Woods system negotiated at the Mount Washington Hotel in 1944 established the framework for commercial relations among industrialized nations in the mid-twentieth century, including a system of pegged currency exchange rates.

2	www.cookandbynum.com

The Cook & Bynum Fund	Shareholder Letter
September 30, 2011 (Unaudited)

twentieth century the Chinese people got out the pitchforks and threw out their leaders. Would a prolonged economic slowdown in China lead to widespread discontent at the speed of their Perestroika?

We think it is difficult to say whether these four major problems of Europe, the United States, Japan, and China will be resolved through a rapid deleveraging in the financial markets followed by rapid growth or more gradually through below historical trend economic growth for a decade. We do continue to evaluate the balance sheets of and prospective cash flows from businesses with the idea that a full range of outcomes between these two more extreme results is possible2. Fortunately, the short-term accuracy of our macroeconomic views is not essential to our investment success.

With this overall perspective in mind, during the period we made the 27th investment of our first ten years by establishing a meaningful position in one of the finest large corporations in the world, Berkshire Hathaway. We have acquired this business twice, and both times within a month management offered to buy back its own stock. These are the only two times that the company has ever offered to purchase its own shares in its long history. We also continued to trim our stake in what was our largest holding, Arca Continental, as it generally remained at prices close to our estimate of intrinsic value during the quarter. The company is still doing very well and remains a core position. We have been fortunate to be able to make these investment decisions in volatile markets with the opportunities inherent in them.

Einstein, CERN and the Limitations of Models

In 1905, a twenty-six year old patent clerk named Albert Einstein upended nearly two centuries of conventional thought when his ideas of Relativity displaced Newtonian Physics. Newton’s model was useful and an enormous achievement but imperfect at explaining our world – especially for objects or particles moving very fast. Einstein’s theories have now underpinned a century of thought in Physics, but Einstein acknowledged that his theory could be wrong. He even hypothesized a way to disprove it when he said, “No amount of experimentation can ever prove me right; a single experiment can prove me wrong.” He meant that one needed simply to find something that travels faster than the speed of light. Recently, physicists at CERN on the Swiss/French border have experimented with sending neutrinos 450 miles through the earth to detectors in Gran Sasso, Italy. The trouble is that the particles showed up on average about 60 nanoseconds earlier than anticipated, which implies that they exceeded the speed of light. While it very well may be that some sort of error in experimental construction or measurement occurred and the General Theory of Relativity still holds, it reminds us that we should be cautious about relying uncritically on the models we have developed to explain our world.

This recent episode reminds us of George Box’s maxim that, “All models are false; some are useful.” When we try to predict the future of a business, we must allow for the fact that things can happen which we cannot even conceive. We believe past manias, bubbles, panics, and depressions clearly indicate that the “unexpected” happens far more often than Wall Street acknowledges. As increased computing power has lowered the costs of complicated

2 To be clear, the world economy certainly has a lot of tailwinds as well, from the middle class explosion in emerging markets to technological advances to basic human ingenuity. We will of course continue to look closely for opportunities across the globe that enjoy these tailwinds.

Annual Report | September 30, 2011	3

Shareholder Letter	The Cook & Bynum Fund
September 30, 2011 (Unaudited)

computations, risk management departments have proliferated at Wall Street banks and hedge funds. These risk managers rely on complex statistical tools that attempt to understand and manage the exposure of their firms to the millions of trades making up their balance sheets. At the core of many of these tools, such as Value at Risk (VaR)3, is the assumption that security prices will trade in a normal distribution (“bell curve”). Just because assumptions of normality work well in the natural sciences and other disciplines where statistics are used regularly does not mean a normal distribution fits financial market data. While we do believe that security prices cluster around intrinsic values, we actually have little certainty about the frequency of outlying events. We propose that the statistical tools used on Wall Street would have a better chance of explaining “outliers” if they were instead based on Student’s t-distribution, which have fatter tails than normal distributions and can be shown to be robust against departures from normality4.

In other words, t tests have a better chance of protecting investors if their assumptions about the way things will behave are wrong. The application of Student’s t-distribution and the willingness of decision makers on Wall Street to acknowledge the limitations of their ability to predict unexpected events would have a profound impact on their approaches, and they would significantly reduce leverage and risk-taking while concurrently diminishing the likelihood of bankruptcies. Of course, because the adoption of this framework would also decrease expected short-run profits substantially, we do not suspect it will happen.

This same phenomenon of underestimating the frequency of outcomes that general wisdom considers outliers has meaningful applications for operating companies, as well. For example, standard MBA theory requires businesses to manage their working capital as tightly as possible through initiatives like “just in time” inventory management. While these programs have merit, short-term inventory savings must be counterbalanced against the opportunity costs associated with being unprepared for rare events, such as this year’s earthquake off the Pacific coast of Tohoku. While we will never know the total amount of lost sales of the Japanese car makers from

3 Value at Risk (VaR) is a widely-used concept intended to measure the risk of financial assets. It is generally defined as the maximum possible loss for a given position or portfolio within a known confidence interval over a specific time horizon. For a more extended definition of Value at Risk, see Alexander, C. “Risk Management and Analysis. Vol.1: Measuring and Modeling Financial Risk”, Chapter 3, pp. 61-124.

4 King, M.L. “Robust Tests for Spherical Symmetry and their Application to Least Squares Regression.” The Annals of Statistics Volume 8, Number 6 (1980): 1265-1271.

4	www.cookandbynum.com

The Cook & Bynum Fund	Shareholder Letter
September 30, 2011 (Unaudited)

their supply chain interruptions, it would be interesting to know if the money they saved on inventory over the past fifteen or so years has more than offset the forgone profits from their current lost sales. Managers should recognize that squeezing suppliers, employees, and customers is not without an opportunity cost that must be judged with a long time horizon rather than a short one. In fact, they should structure their balance sheets and the amount of cash on hand in anticipation of negative externalities such that their companies are prepared to profit when opportunities present themselves. The Mexican Coca-Cola bottler we own did just this in the 2008 financial crisis – they put reserve capital to work when weaker competitors were suffering. Their gains in market share over the last two years demonstrate the wisdom of allowing for extreme events, understanding the impact of opportunity costs, and having a long time horizon.

Ultimately, our models are necessarily inadequate at describing reality, so we spend time thinking through their limitations to avoid mistakes. We continuously contemplate and discuss how the individual businesses that constitute the Fund’s portfolio are positioned for the unexpected. Following Einstein’s example, we hypothesize what would alter our expectations for a business, and we recognize that our valuations are just theories, not certainties. We try to purchase businesses whose understanding of the world influences them to take a long-term perspective and structure a conservative balance sheet. On top of that we only purchase a stake in a business when, in our estimation, the market potentially offers a margin of safety to allow for mistakes we may make or events we cannot foresee. We believe this strategy helps to reduce the risk of permanent capital loss.

Closing

Thank you for placing both your trust and your assets with Cook & Bynum. We invest substantially all of our liquid net worth alongside our investors – we expect to earn the same returns as you. We have deliberately designed this Fund’s structure and our rule of investing in our funds to align, as closely as possible, our incentives with your goals. We eschew leverage to minimize risk and to maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. We seek to invest with a margin of safety in the hope of avoiding permanent losses of capital, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about this mutual fund offering, including a prospectus, can be found at www.cookandbynum.com.

Respectfully,

J. Dowe Bynum

Richard P. Cook

Annual Report | September 30, 2011	5

Manager Commentary	The Cook & Bynum Fund
September 30, 2011 (Unaudited)

As of September 30, 2011, the net asset value (NAV) attributable to the 4,361,401 shares outstanding of The Cook & Bynum Fund (“Fund”) was $12.99 per share. This NAV compares with an unaudited NAV of $12.87 per share as of the Fund’s Semi-Annual Report dated March 31, 2011. Fund performance since inception appears in the table below.

Average Annual Total Return

	1 Year	Since Inception*
The Cook & Bynum Fund	10.49%	13.63%
S&P 500 Index†	1.14%	11.69%

*	Fund inception date of July 1, 2009.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions and in response to other economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

† The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

6	www.cookandbynum.com

The Cook & Bynum Fund	Manager Commentary
September 30, 2011 (Unaudited)

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given our long-term investment horizon. We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values. There is no guarantee that quoted prices will reflect these appraisals over any short period of time. Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas could result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets as of the Fund’s fiscal year end. Holdings are subject to change without notice and at CBCM’s sole discretion.

Portfolio Changes as of 9.30.11

New Holdings	Eliminations
Berkshire Hathaway, Inc. – Class B	None

The period presented some interesting buying opportunities thanks to a good deal of market volatility. During the summer Berkshire Hathaway, a conglomerate with diversified businesses from insurance to energy infrastructure to railroads and carpet, traded down to its lowest price relative to its book value since March of 2000 (right before the tech bubble burst). We took advantage of this “sale” by purchasing a large stake in the business. Interestingly, within a month of our purchase, Warren Buffett indicated a desire to buy back stock for only the second time in Berkshire’s history. This move implies that he believes that the company’s stock is the most attractive investment for Berkshire’s capital at the level announced. Additionally, immediately subsequent to period end, we roughly doubled the Fund’s stake in Microsoft. The company remains undervalued based on its currently strong fundamentals, and the progress it is making in several of its franchises indicates that the company’s owner-earnings prospects are positive.

During the period Embotelladoras Arca, the Fund’s largest holding as of March 31, 2011, merged with Grupo Continental; the combined entity is now called Arca Continental. Around the consummation of the merger and then again later in the period, the company traded at levels that approached our estimate of its intrinsic value. At these high prices we were no longer comfortable with the percentage of the portfolio that Arca represented, so we began liquidating about half of

Annual Report | September 30, 2011	7

Manager Commentary	The Cook & Bynum Fund
September 30, 2011 (Unaudited)

the Fund’s position in the company. About 10% of the Fund is still invested in Arca, and the business continues to perform well.

Five securities contributed meaningfully to the Fund’s positive performance for the period. Arca Continental experienced the largest gain, and since it was the largest position for much of the period, it had the most impact on the Fund’s performance. Kraft, Proctor & Gamble, Microsoft, and Coca-Cola also contributed to the gain to a lesser extent. Two securities did materially decline in value during the period. Sears Holdings had the largest percentage drop and associated effect on the Fund. Walmart de Mexico also declined in USD terms, but had a minor impact because it represents a small percentage of the Fund.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is typically to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (e.g. U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments present themselves. At the end of the annual period, the Fund had 26.0% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and margin of safety. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund. Your portfolio managers also do not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY (2629) or visit www.cookandbynum.com. Read the prospectus carefully before investing.

8	www.cookandbynum.com

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2011 (Unaudited)

Expense Example

As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from April 1, 2011 through September 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During period 4/1/11 to 9/30/11(1)	Expense Ratio(2)
Actual Fund Return	$1,000.00	$1,009.30	$9.47	1.88%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,015.64	$9.50	1.88%

(1)

Expenses are equal to the Fund's annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

(2)	The Fund's expense ratio has been annualized for the six months ended September 30, 2011.

Annual Report | September 30, 2011	9

Schedule of Investments	The Cook & Bynum Fund
September 30, 2011

Description	Shares	Value
DOMESTIC COMMON STOCKS (56.7%)
Department Stores (2.8%)
Sears Holdings Corp.(1)	27,960	$1,608,259

Diversified Companies (11.1%)
Berkshire Hathaway, Inc. - Class B(1)	88,500	6,287,040

General Merchandise Stores (17.1%)
Wal-Mart Stores, Inc.	186,600	9,684,540

Household/Cosmetic Products Manufacturing (5.0%)
The Procter & Gamble Co.	44,700	2,824,146

Snack Food Manufacturing (4.2%)
Kraft Foods, Inc. - Class A	71,400	2,397,612

Soft Drink Manufacturing (11.7%)
The Coca-Cola Co.	97,918	6,615,340

Software Publishers (4.8%)
Microsoft Corp.	110,000	2,737,900

TOTAL DOMESTIC COMMON STOCKS (Cost $30,657,190)		$32,154,837

FOREIGN COMMON STOCKS (11.1%)
Department Stores (0.1%)
Sears Canada, Inc.(1)	3,391	$45,757

General Merchandise Stores (1.5%)
Wal-Mart de Mexico SAB de CV MX	360,000	829,624

Soft Drink Bottling and Distribution (9.5%)
Arca Continental SAB de CV	1,288,727	5,379,436

TOTAL FOREIGN COMMON STOCKS (Cost $3,171,062)		$6,254,817

10	www.cookandbynum.com

The Cook & Bynum Fund	Schedule of Investments
September 30, 2011

Description	Principal Amount	Value
SHORT-TERM INVESTMENTS (22.9%)
U.S. Treasury Bills (22.9%)
DN, 0.500%, 10/20/11	$13,000,000	$12,999,966

TOTAL SHORT-TERM INVESTMENTS (Cost $12,999,966)		$12,999,966

TOTAL INVESTMENTS (90.7%) (Cost $46,828,219)		$51,409,620
TOTAL CASH INCLUDING FOREIGN CURRENCY (3.1%)		1,766,494
TOTAL OTHER ASSETS LESS LIABILITIES (6.2%)		3,498,742

NET ASSETS (100.0%)		$56,674,856

(1)	Non-income producing security.

Common Abbreviations:

DN - Discount Note

MX - Mexican Issuers

SAB de CV - Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. Sub-classifications may be combined for reporting ease for purposes of this report. Industries are shown as a percent of net assets.

See accompanying Notes to Financial Statements.

Annual Report | September 30, 2011	11

Statement of Assets and Liabilities	The Cook & Bynum Fund
September 30, 2011

ASSETS:
Investments, at value (Cost: $46,828,219)	$51,409,620
Cash	1,440,636
Foreign currency, at value (Cost: $372,985)	325,858
Receivable for investment securities sold	3,524,770
Interest and dividends receivable	66,727
Receivable due from broker	7,487
Prepaid expenses and other assets	22,856
Total Assets	56,797,954

LIABILITIES:
Accrued investment advisory fees	61,869
Accrued fund accounting and administration fees	12,740
Accrued chief compliance officer fees	5,001
Accrued trustees fees	3,125
Other payables and accrued expenses	40,363
Total Liabilities	123,098
Net Assets	$56,674,856

COMPOSITION OF NET ASSETS:
Paid-in capital	$49,015,858
Accumulated net investment loss	(2,313)
Accumulated net realized gain on investments and foreign currency transactions	3,127,037
Net unrealized appreciation on investments and foreign currency translation	4,534,274
Net Assets	$56,674,856

Shares of common stock outstanding (unlimited number of shares authorized)	4,361,401
Net Asset Value Per Share	$12.99

See accompanying Notes to Financial Statements.

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The Cook & Bynum Fund	Statement of Operations
For the Year Ended September 30, 2011

INVESTMENT INCOME:
Dividends	$790,052
Interest	7,872
Total Investment Income	797,924

EXPENSES:
Investment advisory fees	691,591
Fund accounting and administration fees	155,001
Legal fees	113,555
Chief compliance officer fees	60,001
Transfer agent fees	58,143
Insurance fees	22,684
Auditing fees	16,301
Trustees fees	12,839
Custody fees	7,501
Printing fees	13,411
Miscellaneous expenses	17,275
Total Expenses Before Waiver	1,168,302
Less fees waived/reimbursed by investment advisor	(301,508)
Net Expenses	866,794
Net Investment Loss	(68,870)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
Investment securities	3,033,742
Foreign currency transactions	163,120
Net change in unrealized appreciation/(depreciation) on:
Investment securities	1,093,161
Foreign currency translation	(391,759)
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	3,898,264
Net Increase in Net Assets from Operations	$3,829,394

See accompanying Notes to Financial Statements.

Annual Report | September 30, 2011	13

Statements of Changes in Net Assets	The Cook & Bynum Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
FROM OPERATIONS:
Net investment loss	$(68,870)	$(47,237)
Net realized gain on investment securities and foreign currency transactions	3,196,862	858,508
Net change in unrealized appreciation on investments and foreign currency translation	701,402	3,281,702
Net Increase in Net Assets from Operations	3,829,394	4,092,973

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(30,443)	–
From net realized gains	(603,035)	(258,686)
Total Distributions	(633,478)	(258,686)

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold	18,886,532	10,657,399
Dividends reinvested	633,072	258,686
Value of shares redeemed	(2,908,996)	(505,690)
Net Increase Resulting from Capital Share Transactions	16,610,608	10,410,395
Redemption fees	463	580
Net Increase in Net Assets	19,806,987	14,245,262

NET ASSETS:
Beginning of period	36,867,869	22,622,607
End of period*	$56,674,856	$36,867,869

*Includes Accumulated Net Investment Income/(Loss) of:	$(2,313)	$27,175

See accompanying Notes to Financial Statements.

14	www.cookandbynum.com

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Year Ended September 30, 2011		For the Year Ended September 30, 2010		For the Period July 1, 2009 (inception) to September 30, 2009
Net asset value - beginning of period	$11.94		$10.39		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)	(1)	(0.02)	(1)	(0.02)
Net realized and unrealized gain on investments and foreign currency transactions	1.26	(1)	1.69	(1)	0.41
Total Income from Investment Operations	1.24		1.67		0.39

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.01)		–		–
Net realized gains	(0.18)		(0.12)		–
Total Distributions	(0.19)		(0.12)		–

CAPITAL SHARE TRANSACTIONS:
Redemption fees added to paid-in-capital	0.00	(2)	0.00	(2)	–
Total Capital Share Transactions	0.00	(2)	0.00	(2)	–
Net asset value - end of period	$12.99		$11.94		$10.39

Total Return(3)	10.49%		16.11%		3.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, at end of period (000s)	$56,675		$36,868		$22,623
Ratios to average net assets:
Expenses including reimbursement/waiver	1.88%		1.88%		1.88%	(4)
Expenses excluding reimbursement/waiver	2.53%		3.35%		5.60%	(4)
Net investment loss including reimbursement/waiver	(0.15%)		(0.17%)		(0.85%)	(4)
Net investment loss excluding reimbursement/waiver	(0.80%)		(1.64%)		(4.57%)	(4)
Portfolio turnover rate	39%		31%		0%	(5)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)	Less than 1%.

See accompanying Notes to Financial Statements.

Annual Report | September 30, 2011	15

Notes to Financial Statements	The Cook & Bynum Fund
September 30, 2011

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest. The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2011.

A. Security Valuation: Equity securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. To the extent domestic and foreign equity securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities and are categorized in Level 2 of the fair value hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium, and are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee. The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated. In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy. In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or

16	www.cookandbynum.com

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2011

circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

C. Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at measurement date.
Level 2:

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:

Significant unobservable prices or inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | September 30, 2011	17

Notes to Financial Statements	The Cook & Bynum Fund
September 30, 2011

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

Investments in Securities at Value(1)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs(2)	Level 3 - Significant Unobservable Inputs(2)	Total
Domestic Common Stocks	$32,154,837	$–	$–	$32,154,837
Foreign Common Stocks	6,254,817	–	–	6,254,817
U.S. Treasury Bills	–	12,999,966	–	12,999,966
TOTAL	$38,409,654	$12,999,966	$–	$51,409,620

(1)	For detailed descriptions, see accompanying Schedule of Investments.
(2)	The fund did not hold any derivative instruments at any time during the period.

During the year ended September 30, 2011, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1 and Level 2 as of the end of the reporting period. All securities of the Fund were valued using Level 1 and Level 2 inputs during the year ended September 30, 2011. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E. Federal Income Taxes: It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

F. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

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The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2011

G. Accounting Estimates: The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

A. Tax Basis of Distributions to Shareholders: The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Ordinary Income	$ 595,003	$ 258,686
Long-Term Capital Gains	38,475	–
Total	$ 633,478	$ 258,686

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended September 30, 2011, certain differences were reclassified. These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets. The reclassifications were as follows:

Increase/(Decrease) Paid-in capital	$–
Increase/(Decrease) Accumulated net investment income/(loss)	$69,825
Increase/(Decrease) Accumulated net realized gain/(loss)	$(69,825)

B. Tax Basis of Investments: The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2011, were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$5,626,686
Gross unrealized depreciation (excess of tax cost over value)	(1,112,746)
Net appreciation (depreciation) of foreign currency and derivatives	(47,128)
Net unrealized appreciation/(depreciation)	4,466,812

Cost of investments for income tax purposes	$46,895,681

Annual Report | September 30, 2011	19

Notes to Financial Statements	The Cook & Bynum Fund
September 30, 2011

C. Post-October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.For the fiscal year ended September 30, 2011, the Fund elected to defer currency losses occurring between November 1, 2010 and September 30, 2011 in the amount of $2,313.

D. Tax Basis of Distributable Earnings: As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Post-October currency losses	$(2,313)
Accumulated net investment income	131,899
Accumulated long-term capital gains	3,062,600
Net unrealized appreciation/(depreciation) on investments	4,466,812

Total distributable earnings	$7,658,998

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid at an annual rate equal to 1.5% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.88% of average daily net assets through February 1, 2012. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.88%, but only to the extent it does not cause the operating expenses to exceed 1.88% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. For the year ended September 30, 2011, the year ended September 30, 2010 and the period ended September 30, 2009 the Adviser may in the future recover fee reductions and expense reimbursements totaling $301,508, $420,715 and $222,794, respectively, from the Fund. The Adviser may recover these amounts no later than September 30, 2014, 2013 and 2012, respectively.

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The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2011

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Administrative Agreement: Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund.

Distribution Agreement: ALPS Distributors, Inc. (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

Transfer Agency Agreement: ALPS, pursuant to a Transfer Agency and Services Agreement, serves as Transfer Agent for the Fund.

Chief Compliance Officer Agreement: An employee of ALPS, pursuant to a Chief Compliance Officer (“CCO”) Agreement, serves as CCO for the Trust.

Two employees of ALPS are also officers of the Fund.

Custody Agreement: Fifth Third Bank acts as custodian for the Fund.

5. INVESTMENT TRANSACTIONS

During the year ended September 30, 2011, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $22,961,706 and $12,620,512, respectively.

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2011, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Beginning Shares	3,086,738	2,178,300
Shares Sold	1,442,119	930,811
Shares Issued in Reinvestment of Distributions	51,054	22,652
Total	4,579,911	3,131,763
Less Shares Redeemed	(218,510)	(45,025)
Ending Shares	4,361,401	3,086,738

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2011, Charles Schwab & Co. owned, of record or beneficially, approximately 88.05% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Fund may invest in foreign securities and

Annual Report | September 30, 2011	21

Notes to Financial Statements	The Cook & Bynum Fund
September 30, 2011

foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

¡

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

¡

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

¡

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

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The Cook & Bynum Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The Cook & Bynum Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cook & Bynum Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 23, 2011

Annual Report | September 30, 2011	23

Additional Information	The Cook & Bynum Fund
September 30, 2011 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) shall receive an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

2. OTHER INFORMATION

A copy of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund toll-free at 1-877-839-COBY (2629) or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

The Fund files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. UNAUDITED TAX INFORMATION

Dividends Received Deduction

For corporate shareholders, 16.93% of the ordinary dividends paid during the year ended September 30, 2011 qualify for the dividends received deduction.

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the year ended September 30, 2011 designated as qualified dividend income (QDI) as defined in section 1(h)(11) of the Internal Revenue Code is 49.15%.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $38,475 as long-term capital gains dividends.

4. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 18, 2011, the Board of Trustees of The Cook & Bynum Funds Trust (the “Fund”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Fund and Cook & Bynum Capital Management, LLC (the “Adviser”). In approving the renewal of the advisory contract, the trustees considered all information they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors.

Nature and Quality of Services

The trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Fund. They considered information describing the personnel responsible for the day-to-day management of the Fund, the Adviser’s existing and planned staffing levels, and the Adviser’s portfolio management capabilities. The trustees considered the Adviser’s representation that it had no current plans to change the manner in which it managed the Fund. They considered information concerning the Adviser’s compliance policies and procedures, which are reasonably

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The Cook & Bynum Fund	Additional Information
September 30, 2011 (Unaudited)

designed to, among other things, prevent violations of the Investment Advisers Act of 1940 and address the Adviser’s conflicts of interest in providing services to the Fund and its other advisory clients. Based on these factors, the trustees concluded that they were satisfied with the nature, extent, and quality of services provided to the Fund by the Adviser under the advisory contract.

Investment Performance

The trustees reviewed the Fund’s performance under the Adviser’s management. They considered the Fund’s performance and the performance of the S&P 500 Index since the Fund’s inception on July 1, 2009. They noted that for this time period the Fund underperformed its benchmark while also recognizing it held a significant amount of cash in the portfolio due to a lack of investment opportunities. They also considered the Fund’s performance compared to the performance of peer group funds for the specified time period. They considered the source of the information and discussed performance of certain funds included in the peer group. Lastly, the trustees considered the Fund’s performance in light of information provided by the Adviser concerning the performance of the Adviser’s other advisory clients. The trustees concluded that the Fund’s overall performance was satisfactory.

Fees

The trustees examined the fees paid to the Adviser under the advisory contract and the Fund’s overall expense ratio. They reviewed information compiled by an independent, third party data source comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, peer group funds. They considered the Adviser’s obligation under the contract to reimburse the Fund for the excess, if any, in any year of the Fund’s operating expenses over 1.88% of the Fund’s average daily net asset values. The trustees also considered information regarding the management fees charged by the Adviser to its other advisory accounts noting that they were identical to the fee charged to the Fund. Based on these and other factors, the trustees determined that, although the Fund’s expense ratio was on the higher end relative to its peer group, the fees charged to the Fund by the Adviser under the advisory contract were appropriate considering the services provided by the Adviser and the advisory fees charged mutual funds in the peer group.

Profitability and Other Benefits to the Investment Adviser

The trustees considered the profitability of the Fund to the Adviser for the relevant time period and the Adviser’s financial commitment to the Fund. They also considered other benefits to the Adviser as a result of its relationship with the Fund. Based on these factors, the trustees concluded that the Adviser’s profitability would support renewal of the contract.

Economies of Scale

The trustees considered information concerning economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. The trustees determined that no modification of the existing fee level was necessary.

In light of the Fund’s performance, the extent and quality of the Adviser’s advisory and other services, the relative level of the Fund’s advisory fee compared to the advisory fee of peer group funds, and other relevant factors, the trustees concluded that retention of the Adviser was in the best interest of the Fund and its shareholders. This conclusion was not based on any single factor, but on an evaluation of all of the factors and information reviewed and evaluated by the trustees.

Annual Report | September 30, 2011	25

Additional Information	The Cook & Bynum Fund
September 30, 2011 (Unaudited)

Based upon such conclusions, the trustees, including all of the independent trustees, approved the renewal of the advisory contract.

5. TRUSTEES AND OFFICERS

The business affairs of The Cook & Bynum Fund (the “Fund”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware. Information pertaining to the Trustees and Officers of the Trust are set forth on the following page. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

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The Cook & Bynum Fund	Additional Information
September 30, 2011 (Unaudited)

Interested Trustees and Officers

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
J. Dowe Bynum* Age 33	Trustee, Vice President, Secretary	Mr. Bynum has served as a Trustee of the Trust since March 2009.	Mr. Bynum has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC since 2006. From August 2001 to December 2006, Mr. Bynum also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.	1	None

+	Unless otherwise indicated, the address of each Trustee of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
*	Mr. Bynum is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

Annual Report | September 30, 2011	27

Additional Information	The Cook & Bynum Fund
September 30, 2011 (Unaudited)

Independent Trustees^

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee
Charles H. Ogburn^ Age 56	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 2010.	Mr. Ogburn has been Non-Executive Chairman of the Board of Crawford & Company since January 1, 2010. From 2001 to 2010, he was Executive Director at the international investment firm Arcapita Inc. Before joining Arcapita, Mr. Ogburn spent more than 15 years at the investment banking firm The Robinson-Humphrey Company Inc.	1	Director, Caribou Coffee Company; Non- Executive Chairman, Crawford & Company
Bruce F. Rogers^ Age 53	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None

^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
+	Unless otherwise indicated, the address of each Trustee of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term.

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The Cook & Bynum Fund	Additional Information
September 30, 2011 (Unaudited)

Additional Officers of the Trust

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 years

Richard P. Cook Age 33	President	Mr. Cook has served as President of the Trust since March 2009.

Since 2006, Mr. Cook has served as a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC. From August 2001 to December 2006, Mr. Cook also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.

Lauren Johnson Age 30 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Treasurer	Ms. Johnson has served as Treasurer of the Trust since May 2011.^^

Ms. Johnson is Assistant Vice President of ALPS, having joined in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Johnson worked for PricewaterhouseCoopers (2003 - 2005). Ms. Johnson also serves as Treasurer for the Reaves Utility Income Fund, and as Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund and Macquarie Global Infrastructure Total Return Fund.

+	Unless otherwise indicated, the address of each Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Officer serves for an annual term or until his or her successor is elected and qualified.
^^

At a meeting of the Board of Trustees held May 18, 2011, the Board of Trustees accepted the resignation of Benjamin Lowe as Treasurer of the Trust. At that same meeting the Board of Trustees elected Ms. Johnson as Treasurer of the Trust.

Annual Report | September 30, 2011	29

Additional Information	The Cook & Bynum Fund
September 30, 2011 (Unaudited)

Name, Age and Address+	Position(s) Held with Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 years

Theodore Uhl Age 36 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Mr. Uhl has served as Chief Compliance Officer of the Trust since September 30, 2010.

Mr. Uhl joined ALPS in October 2006 and is currently a Deputy Compliance Officer for ALPS. Prior to assuming his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as a Sr. Analyst with Enenbach and Associates (RIA), and as a Sr. Financial Analyst at Sprint.

David A. Hobbs Age 34	Vice President	Mr. Hobbs has served as a Vice President of the Trust since January 2011.	Since May 2010, Mr. Hobbs has served as a Principal and COO of Cook & Bynum Capital Management, LLC. From June 2003 to May 2010 he was a Principal of Founders Investment Banking, LLC.

Ashley A. Morris Age 36	Vice President and Assistant Secretary	Ms. Morris has served as Vice President and Assistant Secretary of the Trust since May 2009.

Ms. Morris has served as Director of Mutual Funds for Cook & Bynum Capital Management, LLC since January 2009. Ms. Morris was Director of Operations for Jason Buha, LLC from 2001 to January 2009 and also an accountant and assistant to the CFO for the YWCA of Central Alabama from 2007 to 2008. Prior to 2001, Ms. Morris was a Corporate Finance Analyst with The Robinson Humphrey Company in Atlanta, Georgia.

+	Unless otherwise indicated, the address of each Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Officer serves for an annual term or until his or her successor is elected and qualified.

30	www.cookandbynum.com

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Item 2. Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Registrant’s Audit Committee Financial Expert is Charles H. Ogbum, Independent Trustee and Audit Committee Chair.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended September 30, 2011 and 2010, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $13,500 and $13,500, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended September 30, 2011 and 2010, the aggregate fees billed for assurance & related services rendered by the principal accountant for the audit of the Registrant’s financial statements were $0 and $0 respectively.

(c)	Tax Fees: For the Registrant’s fiscal year ended September 30, 2011 and 2010, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 and $2,500, respectively. The fiscal year 2010 tax fees were for services for review of the dividend calculation, excise tax preparation and federal tax return preparation. The fiscal year 2011 tax fees were for services for review of the dividend calculation, excise tax preparation and federal tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal year ended September 30, 2011 and 2010, $0 and $0 fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an Audit Committee consisting of its Independent Trustees Messrs. Charles H. Ogbum and Bruce F. Rogers.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

Not applicable to Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated              Purchasers.

Not applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12.a.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COOK & BYNUM FUNDS TRUST

By:	/s/ Richard P. Cook
Richard P. Cook (Principal Executive Officer)
President

Date: December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

COOK & BYNUM FUNDS TRUST

By:	/s/ Richard P. Cook
Richard P. Cook (Principal Executive Officer)
President

Date: December 8, 2011

By:	/s/ Lauren Johnson
Lauren Johnson (Principal Financial Officer)
Treasurer

Date: December 8, 2011